Exhibit 99.1

CMS ENERGY

Deutsche Banks Clean Technology, Utilities & Power Conference

May 13, 2013

Cross Winds® Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the

Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

Model Delivers . . . .

CMS ENERGY

Above Average Return

Future

Return

• Attractive dividend yield 4%

• 62% payout ratio

• EPS growth rate 5%-7%

• Driven by $7 billion

investment in regulated

Utility over next five years

Shareowner return 9%-11%

EPSa Growth vs Peers

7%

5%-7% 6% 5%

4% 4%

CMS Peers CMS Peers Ten-Year Growth Future

a Adjusted EPS (non-GAAP)

. . . . good, future return opportunity.

Near-Term Catalysts . . . .

CMS ENERGY

Catalysts

1. Constructive regulation

2. Rate cases

3. Capital investment

4. Gas Plant Certificate of Necessity (CON)

5. Strong First Quarter

6. Sales recovery

7. Credit rating upgrade

8. Growth self-funded

Progress

• Governor’s energy speech supportive of 2008 Energy Law

✓ Filed Uncontested Settlement Agreement to Electric Rate Case May 7 – $89 million

• Ten-year visibility — $15 billion investment plan

• Filing early summer 2013: Order 2014

✓ Full-year guidance on track

• Michigan GDP up 3.3% in 2012

✓ Parent upgraded to investment grade; Utility upgraded as well

• NOLs and tax credits avoid need for block equity

. . . . progress made, more opportunities ahead.

CATALYST #1 – Constructive Regulation . . . .

CMS ENERGY

Regulatory Improvements

• Governor supportive of 2008 Energy Law

• Appendix “A” – readying Michigan to make good energy decisions

✓ Filed Uncontested Settlement Agreement to Electric Rate Case

• More efficient and effective processes

Appendix “A” Process

2013

• Seven public forums, Jan-Apr Company submitted answers May-Jun

• Analyze data

• Draft reports, public Oct-Nov feedback Nov-Dec

• Final reports

• Governor makes policy Dec recommendations

. . . . provides improvements for customers and investors.

CATALYST #2 – Rate Cases . . . .

CMS ENERGY

Electric

Amount (mils)

Self-implemented 3/19 (ROE @ 10.3%) $110

ROE @ 10.3% $ -

Investment (10)

O&M (11)

✓ Settlement Agreement 5/7 $ 89

Proposal for Decision on AMI July 9

Final order by September 18

Gas

Amount (mils)

Request $49

Capital Investment

(w/o working capital) 120%

Memo: Customer gas prices down $(150)

2015 Capex Adjustment

Mechanism (18 months) $70

Staff testimony July 2

Self-implementation filing July 12

Self-implementation date August 1

Proposal for decision November 18

Final order by January 31

. . . . focused on capital investment.

Rate Case Filings . . . .

CMS ENERGY

2008 2009 2010 2011 2012 2013 2014

ELECTRIC

62% 70% 94% 79%

Order Order Order Filed

Settlement

$139 M $146 M $118 M $89 M

New

Energy

Law

GAS Filed

Order Order Order $49 M

$66 M Settled Settled

$31 M $16 M 120%

41% 94% 188% Self-Implement

(Aug 1)

2008 2009 2010 2011 2012 2013 2014

% of capex

. . . . continue to be routine, streamlined and primarily investment recovery.

Strong Customer Focus – Outstanding Cost Performance . . . .

CMS ENERGY

Electric Non-fuel O&M Cost

2012 over 2006

Peer Average up 7%

-0.5% Consumers

Examples of Cost Reductions

✓ Three voluntary separation programs

✓ Pension prefunding

✓ Health care sharing

✓ Labor agreements

✓ SAP efficiencies

✓ Productivity up 41%

Source: SNL data service

. . . . best in class.

Strong Customer Focus – O&M Cost Control . . . .

CMS ENERGY

Average Annual Change a

7%

Peers

Inflation 2%

-8% -3%

Consumers

-2% -1% -0.5%

Reinvested

-6%

-6%

2006-2012 2012 2013E 2013-2017E

Average

Examples of Cost Reductions

Amount

Past (annual average) (mils)

• Western coal $250

• Workforce restructuring 70

and benefit plans

• SAP 40

• Productivity 50

Future (2013-2017E)

• Small coal plants mothballed $60

• Productivity 50

• Benefit plans 40

• Consumers Smart Energy 60

a Electric non-fuel O&M

. . . . holds down rates and allows better system reliability.

Strong Customer Focus – Declining Gas Customer Rates . . . .

CMS ENERGY

Year-Over-Year Average Gas Customer Rates

(2)% (2)%

(5)%

(7)%

2012 2013E 2014E 2013-2017E

. . . . provide headroom for investment.

Strong Customer Focus – Propane to Gas Switching . . . .

CMS ENERGY

• 70,000 potential customers

• Saves customers ~$2,000 per year

Annual Customer Switching . . . . Pace Picking Up

Propane to Gas Total New Customers

8,600

8,600

5,000

2,738

3,000

1,345

2012

2013E

Future 2013E-2017E

. . . . a better energy value.

CATALYST #3 – Capital Investment Plan . . . .

CMS ENERGY

Major Projects

Karn/Weadock Generating Complex,

Environmental Compliance, Increased capacity

Ludington Pumped Cross Winds® Storage Plant, Energy Park

Reliability & Capacity

Thetford Natural Gas-Fired Plant

Consumers Smart Energy Program

Campbell Generating

Plant, Environmental Gas Transmission

Compliance & Storage

Reliability & Automation

Capital Investment

Amount

(bils)

$8.0

$7.3

$7.0

New Gas Plant

$6.5

Average 2013-2017 2018-2022 Base Rate Increases <2% <2%

. . . . drives EPS and cash flow growth.

Long-Term Capital Investment a . . . .

CMS ENERGY

New Gas Plant and Gas Infrastructure

Amount

(bils)

$1.6

1.4

1.2

1.0

0.8

0.6

0.4

0.2

0.0

Peer Average

CMS

$1.5

Amount

(bils)

First five years $ 7

Next five years 8

Ten years $15

Average ≈ $1.5

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

a Source: 10K; actual amounts through 2012 smoothed for illustration

. . . . ten-year plan provides long-term visible growth.

Capital Investment . . . .

CMS ENERGY

2013 – 2017 Plan

Opportunity Level

$6.5 – $7.0 Billion

• Faster Consumers Smart Energy

• Pipe replacements

• Pole replacements

• More gas generation

$10 Billion

Customer rates <2%

>4%

✓

X

. . . . at sustainable customer “base rate” increases.

Gas Pipeline Integrity Inspection . . . .

CMS ENERGY

2012 Checklist

✓ 270 HCA miles

✓ 920 non-HCA miles

✓ 90% in-line inspections

✓ 100% compliant, zero safety incidents

2013 and Beyond Plan

• Six year reassessment program

• Over 1,000 miles

• $75 million next six years

• In-line inspections

. . . . focused on safe and reliable gas transmission.

Capacity . .. . .

CMS ENERGY

Installed Capacity Excl Classic 7

Peak Demand with 11% Reserve Margin

Classic 7

Peak Demand with 18% Reserve Margin

MW 9,500 9,000 8,500 8,000 7,500 7,000 6,500 6,000 5,500 5,000 0

Up to 1,500 MW Shortfall

2012 2013 2014 2015 2016 2017

. . . . need looms.

CATALYST #4 – Gas Plant CON

CMS ENERGY

• Generating plant investments exceeding $500 million

• Demonstrate need through an Integrated Resource Plan

• File early summer 2013

• Decision within 270 days

2012 2013 2014 2015 2016 2017

Air Permit

Submitted Approval

Certificate of

Necessity Submit Approval

Project Award Major Full Notice Commercial

Contracts to Proceed Operation

Investment — $6 $112 $346 $237 $49

(mils)

Cumulative 6 118 464 701 750

Spending

CATALYST #5 – 2013 First Quarter EPS . . . .

CMS ENERGY

Results

2013 2012

Reported — (GAAP) 53¢ 25¢

Less:

Electric decoupling write-off — 14¢

Discontinued ops & other * (2)

Subtotal *¢ 12¢

Adjusted (non-GAAP) 53¢ 37¢

16¢

First Call Estimate 48¢

Weather adjusted 50¢ 50¢

By Business Segment

Adjusted

(non-GAAP)

EPS

Utility 59¢

Enterprises 2

Interest & other (8)

Company 53¢

* Less than 0.5¢ per share

. . . . strong start to year.

CMS Manages its Work in 2012 . . . .

CMS ENERGY

2012 Adjusted EPS

(non-GAAP)

Reinvestment

• Customer reinvestment 8¢

• Low income and Foundation 2

• “25x25” Lobby & other 3

Total reinvestment 13¢

$1.55 - $1.52

Warm Winter

Hot Summer

+13¢

Customer Reinvestment

$1.55

-13¢

March 31

Recovery

• Lower financing & benefit costs 4¢

• Lower overhead 4

• Efficiencies & other 5

Total recovery 13¢

July 23

Dec 31

. . . . delivering the high side of performance for customers and owners.

CMS Manages its Work . . . .

CMS ENERGY

Adjusted EPS

(non-GAAP)

2012

2013

Guidance

Warm Winter

-13¢

March 31

+13¢

Hot Summer

July 23

First Quarter

+3¢

Reinvestment Opportunities

• Customer reinvestment 2¢

• Other 1

Total reinvestment 3¢

Dec 31 Mar 31

. . . . delivering the high side of performance for customers and owners.

CATALYST #6 – Electric Sales Recovery a . . . .

CMS ENERGY

Industrial

Consumers U.S. Utilities

10%

6%

4% 4%b

2%

1%b

-1%

-2%

-4%

-6%

-9%

2008 2009 2010 2011 2012 2013E

Consumers vs Peers

Total

2% 2%

1% 1%b .5%b

0% 0%

-1%

-2%

-3% -3%

2008 2009 2010 2011 2012 2013E

a Weather normalized b Excluding one company with Economic Development Tariff

Source: EEI

. . . . steady, stronger than other service territories.

Michigan Economy in 2011 . . . .

CMS ENERGY

Gross Domestic Product Growth: 2011 vs 2010

WA MT ND 6th

2.0 7.6

MN Best

0.0

1.2

SD 2.3 ME OR WI -0.4 ID VT

4.7 0.8

WY 1.1 NH

0.6 MI 0.5 -1.2 IA NY 1.5 NE 2.3 MA

1.9 1.1

0.1 2.2 IL PA

RI

1.3 IN OH CT

NV UT 1.2 0.8 CO 2.0 KS MO 1.1 1.1 NJ

1.2 2.0 MD

1.9 WV

0.5 0.0 -0.5 KY VA 0.9 DE

4.5 CA 0.5

0.3 1.6

2.0 OK TN DC

NC

AR 1.9 1.9

1.0 1.8 NM 0.3 SC

AZ 0.2 MS 1.2

1.5 TX AL GA

LA -0.8 -0.8

3.3 1.7

0.5

FL HI AK 0.5

-0.2 2.5 Highest quintile

U.S. Total = 0.9% Fourth quintile

Third quintile Second quintile Source: U.S. Department of Commerce Lowest quintile

. . . . outperformed the Midwest and most of U.S.

Michigan Economy in 2012 . . . .

CMS ENERGY

Estimated Gross Domestic Product Growth: 2012 vs 2011

WA ND 6th 3.1 MT

1.9 6.8 MN Best 2.6

SD 3.3 ME OR WI 1.7 ID 2.3 VT

4.8 2.6 NH 2.2 WY 2.2 MI 2.8 1.2 IA NY

NE 3.0 3.3 MA 2.5 2.0 3.2 IL PA

RI 2.7 IN OH CT

NV UT 2.6 2.3 CO 3.1 KS MO 2.6 2.5 NJ

2.6 3.1 MD 3.0 WV

2.2 1.9 1.6 KY VA 2.4 DE

4.7 CA 2.2

2.0 2.8 3.1 OK TN DC

NC

AR 3.0 3.1 2.5 2.1 3.0

NM SC AZ 2.0 2.6 MS AL

2.8 TX 1.4 GA 3.9 LA 1.4 2.9 2.2

FL

HI AK 2.2 Highest quintile

1.7 3.4

Fourth quintile Third quintile

U.S. Total (est) = 2.2% Second quintile

Source: U.S. Department of Commerce Lowest quintile

. . . . continued strong performance.

CATALYST #7 – Credit Rating Upgrade . . . .

CMS ENERGY

Scale

S&P / Fitch Moody’s S&P Moody’s Fitch

A A2

A- A3 Consumers

BBB+ Baa1 Secured

BBB Baa2

BBB- Baa3

BB+ Ba1

CMS

BBB- Baa3 Unsecured

BB+ Ba1

BB Ba2

BB- Ba3

B+ B1

B B2

B- B3 Present

Outlook Stable Stable Positive Prior

2002

. . . . Parent investment grade first time in history of the Company.

Liquidity (as of 3/31/13) . . . .

CMS ENERGY

Availability

$2.0 Billion

CMS Energy

5-year revolver—2017 $548 mils

Consumers Energy

5-year revolver—2017 498

5-year revolver—2017 150

AR Facility—2014 250

Cash 586

Recent Financing Activities

• $250 Million Parent prefunding – 30-year debt at 4.7% issued in March

• Issued remaining $20 million of continuous equity program in March

• Filed prospectus for another $50 million to be issued periodically

. . . . strong and conservative.

CATALYST #8 – EPS Growth . . . .

CMS ENERGY

Net NOLs and Credits

$0.8 $0.7 $0.7

$0.4 $0.4

$0.2 $0.1

2011 2012 2013E 2014E 2015E 2016E 2017E

Gross NOLs (bils) $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0

“Block” Equity a 0 0 0 0 0 0 0

a Maintain existing DRIP and continuous equity program

. . . . self-funded.

Operating Cash Flow Growth

CMS ENERGY

Amount (bils) $2.5

2.0 1.5 1.0 0.5 0

(0.5)

Gross operating cash flowa $2.2

up $0.1 billion per year

$1.8

$1.7

$1.6

$1.9

$2.0

Interest $1.5 Working capital

$1.4

$1.3 and taxes

Base Investment

Investment choices

Cash flow before dividend

2011 2012 2013E 2014E 2015E 2016E 2017E

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

a Non-GAAP

EPS a and Dividend Growth . . . .

CMS ENERGY

EPS

7%

$1.55

5%

$1.36 $1.45

$1.26

b

$1.21

$1.08

$0.96

$0.90

$0.84

$0.81

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend in Place

6% 1.02

14% 96¢

27% 84¢

32% 66¢

39% 50¢

80% 36¢

20¢

0

2006 2007 2008 2009 2010 2011 2012 2013

Payout 0% 25% 30% 40% 49% 58% 62% 62%

. . . . provides for strong TSR.

Five Key Takeaways . . . .

CMS ENERGY

EPS a Growth

$1.70 7%

+7% 5%

+7%

+8%

+12%

+4%

+12%

+7% Target 5%—7%

+11% Actual = 7%

Target 6%—8%

Actual = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

• Strong customer focus

• Visible, investment-driven EPS growth

• Constructive regulation

• 6th Best GDP growth in nation

• Consistent strong financial performance

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS from our peers.

APPENDIX

2013 Adjusted EPS (non-GAAP) . . . .

CMS ENERGY

First Quarter

16¢

18¢ 3¢

$1.55 2013—5¢

2012—13¢ (5)¢

First Quarter

$0.37

2012 Weather & Sales Cost & Other Rate Change &

Decoupling

Nine Months To Go

(5)¢—(8)¢

$1.66

to

$1.63

19¢

(14)¢

(10)¢—(13)¢

First Quarter

$0.53

Sales Cost & Other Rate Change & 2013

Decoupling

. . . . guidance reaffirmed.

Capital Expenditures

CMS ENERGY

2013-2017 Plan

2012 2013 2014 2015 2016 2017 Total

(mils) (mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 214 $ 198 $ 196 $ 195 $ 205 $ 181 $ 975

Generation 99 54 86 122 135 104 501

New Customers 36 36 55 46 48 45 230

Other 86 99 88 78 75 85 425

Base Capital $ 435 $ 387 $ 425 $ 441 $ 463 $ 415 $ 2,131

Gas

Distribution $ 129 $ 153 $ 143 $ 125 $ 122 $ 139 $ 682

New Customers 50 37 36 36 36 37 182

Other 60 58 56 38 41 44 237

Base Capital $ 239 $ 248 $ 235 $ 199 $ 199 $ 220 $ 1,101

Total base capital $ 674 $ 635 $ 660 $ 640 $ 662 $ 635 $ 3,232

Investment Choices

Environmental $ 170 $ 331 $ 314 $ 247 $ 154 $ 97 $ 1,143

Reliability 135 163 134 106 100 159 662

Gas Infrastructure 110 142 154 133 116 118 663

Thetford Gas Plant — 6 112 346 237 49 750

Renewables 183 31 77 153 5 1 267

Consumers Smart Energy 49 66 61 45 53 98 323

Total Choices $ 647 $ 739 $ 852 $ 1,030 $ 665 $ 522 $ 3,808

Total Utility $ 1,321 $ 1,374 $ 1,512 $ 1,670 $ 1,327 $ 1,157 $ 7,040

2013 Cash Flow Forecast (non-GAAP)

CMS ENERGY

CMS Energy Parent

Amount

(mils)

Cash at year end 2012 $ 53

Sources

Consumers Energy dividend and tax sharing $ 545

Enterprises 20

Sources $ 565

Uses

Interest and preferred dividend $ (135)

Overhead and Federal tax payments (15)

Equity infusion (150)

Pension contribution (1)

Uses a $ (310)

Cash flow $ 255

Financing and Dividend

New issues $ 250

Retirements 0

DRP, continuous equity 35

Net short-term financing & other (5)

Common dividend (270)

Financing $ 10

Cash at year end 2013 $ 318

Bank Facility ($550) available $ 548

a Includes other

Consumers Energy

Amount

(mils)

Cash at year end 2012 $ 5

Sources

Operating (depreciation & amortization $620) $ 1,770

Other working capital (70)

Sources $ 1,700

Uses

Interest and preferred dividend $ (220)

Capital expenditures b (1,375)

Dividend and tax sharing $(135) to CMS (545)

Pension contribution (49)

Uses $ (2,189)

Cash flow $ (489)

Financing

Equity $ 150

New issues 325

Retirements 0

Net short-term financing & other 35

Financing $ 510

Cash at year end 2013 $ 26

Bank Facility ($650) available $ 648

AR Facility ($250) available $ 125

b Includes cost of removal and capital leases

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In Millions, Except Per Share Amounts)	2012
	1Q	2Q	3Q	4Q		YTD Dec
Reported net income - GAAP	$67	$100	$148	$67		$382

After-tax items:
Electric and gas utility	36	7	*	(	*)	43
Enterprises	1	1	(3)	(	*)	(1)
Corporate interest and other	—	—	—	*		*
Discontinued operations income	(7)	*	*	*		(7)

Adjusted income - non-GAAP	$97	$108	$145	$67		$417

Average shares outstanding, basic	255.6	261.2	262.9	263.0		260.7
Average shares outstanding, diluted	266.8	268.2	269.0	269.5		268.6

Reported earnings per share - GAAP	$0.25	$0.37	$0.55	$0.25		$1.42

After-tax items:
Electric and gas utility	0.14	0.03	*	(	*)	0.17
Enterprises	0.01	*	(0.01)	(	*)	(0.01)
Corporate interest and other	—	—	—	*		*
Discontinued operations income	(0.03)	*	*	*		(0.03)

Adjusted earnings per share - non-GAAP	$0.37	$0.40	$0.54	$0.25		$1.55

(In Millions, Except Per Share Amounts)	2013
	1Q
Reported net income - GAAP	$144

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations loss	*

Adjusted income - non-GAAP	$144

Average shares outstanding, basic	263.6
Average shares outstanding, diluted	270.9

Reported earnings per share - GAAP	$0.53

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	—
Discontinued operations loss	*

Adjusted earnings per share - non-GAAP	$0.53

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2013 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended
March 31	2013	2012
Electric Utility
Reported	$0.24	$0.08
Electric Decoupling Court Order	—	0.14

Adjusted	$0.24	$0.22

Gas Utility
Reported	$0.35	$0.21
Restructuring Costs	—	—

Adjusted	$0.35	$0.21

Enterprises
Reported	$0.02	$0.01
Restructuring Costs	*	0.01

Adjusted	$0.02	$0.02

Corporate Interest and Other
Reported	$(0.08)	$(0.08)
Restructuring Costs	—	—

Adjusted	$(0.08)	$(0.08)

Discontinued Operations
Reported	(*)	$0.03
Discontinued Operations Income	*	(0.03)

Adjusted	$—	$—

Totals
Reported	$0.53	$0.25
Discontinued Operations Income	*	(0.03)
Electric Decoupling Court Order	—	0.14
Restructuring Costs	*	0.01

Adjusted	$0.53	$0.37

Average Common Shares Outstanding - Diluted (in millions)	270.9	266.8

*	Less than $0.01 per share.

2013 A-2

Consumers Energy

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Other Working	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Sharing Operating	Payments as Operating	Capital as Investing	Lease Pymts as Financing	Debt Pymts as Financing	Dividends as Financing	Dividends as Financing	GAAP Amount	Description
Cash at year end 2012	$5	$—	$—	$—	$—	$—	$—	$—	$5	Cash at year end 2012
Sources
Operating (dep & amort $620)	$1,770
Other working capital	(70)

Sources	$1,700	$(135)	$(218)	$(108)	$28	$41	$—	$—	$1,308	Net cash provided by operating activities
Uses
Interest and preferred dividend	$(220)
Capital expenditures [a]	(1,375)
Dividends and tax sharing $(135) to CMS	(545)
Pension Contribution	(49)

Uses	$(2,189)	$135	$218	$108	$—	$—	$2	$410	$(1,316)	Net cash provided by investing activities

Cash flow	$(489)	$—	$—	$—	$28	$41	$2	$410	$(8)	Cash flow from operating and investing activities

Financing
Equity	$150
New Issues	325
Retirements	—
Net short-term financing & other	35

Financing	$510	$—	$—	$—	$(28)	$(41)	$(2)	$(410)	$29	Net cash provided by financing activities

Net change in cash	$21	$—	$—	$—	$—	$—	$—	$—	$21	Net change in cash

Cash at year end 2013	$26	$—	$—	$—	$—	$—	$—	$—	$26	Cash at year end 2013

a Includes cost of removal and capital leases

2013 B-1

CMS Energy Parent

2013 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

	Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Cash From	Consolidated Statements of Cash Flows
Description	non-GAAP Amount	Payments as Operating	Tax Payments as Operating	Uses (a) as Operating	Consolidated Companies	GAAP Amount	Description
Cash at year end 2012	$53	$—	$—	$—	$35	$88	Cash at year end 2012

Sources
Consumers Energy dividends/tax sharing	$545
Enterprises	20

Sources	$565	$(135)	$(15)	$(9)	$23	$429	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)
Overhead and Federal tax payments	(15)
Equity infusions	(150)
Pension Contribution	(1)

Uses (a)	$(310)	$135	$15	$9	$(86)	$(237)	Net cash provided by investing activities

Cash flow	$255	$—	$—	$—	$(63)	$192	Cash flow from operating and investing activities

Financing and dividends
New Issues	$250
Retirements	—
DRP, continuous equity	35
Net short-term financing & other	(5)
Common dividend	(270)

Financing	$10	$—	$—	$—	$72	$82	Net cash provided by financing activities

Net change in cash	$265	$—	$—	$—	$9	$274	Net change in cash

Cash at year end 2013	$318	$—	$—	$—	$44	$362	Cash at year end 2013

(a)	Includes other

2013 B-2

Consolidated CMS Energy

2013 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows			Consolidated Statements of Cash Flows
			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers
	Consumers Amount	CMS Parent Amount
Description						Amount	Description
Cash at year end 2012	$5	$88	$—	$—	$—	$93	Cash at year end 2012
Net cash provided by operating activities	$1,308	$429	$(410)	$(2)	$—	$1,325	Net cash provided by operating activities
Net cash provided by investing activities	(1,316)	(237)	—	—	150	(1,403)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(8)	$192	$(410)	$(2)	$150	$(78)	Cash flow from operating and investing activities
Net cash provided by financing activities	$29	$82	$410	$2	$(150)	$373	Net cash provided by financing activities

Net change in cash	$21	$274	$—	$—	$—	$295	Net change in cash

Cash at year end 2013	$26	$362	$—	$—	$—	$388	Cash at year end 2013

2013 B-3